=====================================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 26, 2006

FIRST AMERICAN SCIENTIFIC CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-27094	88-0338315
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

100 Park Royal South
Suite 811
Vancouver, British Columbia
Canada V7T 1A2
(Address of principal executive offices and Zip Code)

(604) 913-9035

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=====================================================================================================

ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As of January 26, 2006, the Registrant has withdrawn from the United Zeolite Products Ltd. joint venture and has removed its equipment from the site. This action is evidenced by a Termination Agreement dated January 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 27th day of January, 2006.

FIRST AMERICAN SCIENTIFIC CORP.

BY:	/s/ John Brian Nichols
John Brian Nichols
President, Principal Executive Officer, and a member of the Board of Directors.